SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2008

General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)

(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“General Finance”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation and its subsidiary Pac-Van, Inc., an Indiana corporation ("Pac-Van"), and GFN U.S. Australasia Holdings, Inc., a Delaware corporation, its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation, its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation, and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

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Item 1.01	Entry Into a Material Definitive Agreement	3

Item 9.01	Exhibits	3

EXHIBIT 10.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 17, 2008 Australia and New Zealand Banking Group Limited and our Australian subsidiaries Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd., Royal Wolf Trading Australia Pty Limited, RWA Holdings Pty Limited and Royal Wolf Hi-Tech Pty Ltd. entered into a Letter of Offer (the “Amendment”) regarding the credit facility of our Australian subsidiaries.  The Amendment (i) increased the inventory financing line by $2.5 million Australian Dollars (“AUD”), (ii) established a $5.6 million AUD two-year financing line to permit the purchase of storage containers and accommodation units, (iii) implemented a $6.5 million AUD reduction in the acquisition line, (iv) revised the interest coverage ratio covenant that would reduce EBITDA coverage by the amount of the management fee paid by Royal Wolf to the General Finance, (v) reduced the total leverage covenant to 4.5:1 and reduced the senior leverage covenant to 3.5:1, (vi) reduced advance rates from 85% to 80% and (vii) instituted an increase in interest rate spreads from 1.18% to 2.25% over the Bank Bill Swap Bid Rate (the “BBSY”) to 2.50%  over BBSY.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1
Letter of Offer dated as of December 17, 2008 among GFN Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd., RWA Holdings Pty, Ltd., Royal Wolf Trading Australia Pty Ltd., Royal Wolf Hi-Tech Pty Ltd. and Australia and New Zealand Banking Group Limited

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION

Dated: December 18, 2008	By:	/s/ Christopher A. Wilson
General Counsel, Vice President & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Letter of Offer dated as of December 17, 2008 among GFN Australasia Holdings Pty Ltd., GFN Australasia Finance Pty Ltd., RWA Holdings Pty. Ltd., Royal Wolf Trading Australia Pty Ltd., Royal Wolf Hi-Tech Pty Ltd. and Australia and New Zealand Banking Group Limited